Cheniere Energy, Inc. Capital Allocation Update September 2021 NYSE American: LNG

2 Forward-Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical or present facts or conditions, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things: • statements regarding the ability of Cheniere Energy Partners, L.P. to pay or increase distributions to its unitholders or Cheniere Energy, Inc. to pay or increase dividends to its shareholders or participate in share or unit buybacks; • statements regarding Cheniere Energy, Inc.’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries; • statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions or portions thereof, by certain dates or at all; • statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products; • statements regarding any financing transactions or arrangements, or ability to enter into such transactions; • statements regarding the amount and timing of share repurchases; • statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”) and the construction of our pipelines, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto; • statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, natural gas, liquefaction or storage capacities that are, or may become, subject to contracts; • statements regarding counterparties to our commercial contracts, construction contracts and other contracts; • statements regarding our planned development and construction of additional Trains or pipelines, including the financing of such Trains or pipelines; • statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities; • statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues, capital expenditures, maintenance and operating costs, free cash flow, run rate SG&A estimates, cash flows, EBITDA, Consolidated Adjusted EBITDA, distributable cash flow, distributable cash flow per share and unit, deconsolidated debt outstanding, and deconsolidated contracted EBITDA, any or all of which are subject to change; • statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items; • statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions; • statements regarding our anticipated LNG and natural gas marketing activities; • statements regarding the outbreak of COVID-19 and its impact on our business and operating results, including any customers not taking delivery of LNG cargoes, the ongoing credit worthiness of our contractual counterparties, any disruptions in our operations or construction of our Trains and the health and safety of our employees, and on our customers, the global economy and the demand for LNG; and • any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “develop,” “estimate,” “example,” “expect,” “forecast,” “goals,” ”guidance,” “intend,” “may,” “opportunities,” “plan,” “potential,” “predict,” “project,” “propose,” “pursue,” “should,” “subject to,” “strategy,” “target,” “will,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward- looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Annual Reports on Form 10-K filed with the SEC on February 24, 2021, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required by law, we undertake no obligation to update or revise any forward-looking statement or provide reasons why actual results may differ, whether as a result of new information, future events or otherwise. Reconciliation to U.S. GAAP Financial Information The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended. Schedules are included in the appendix hereto that reconcile the non- GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. Safe Harbor Statements

Agenda 3 Introduction Randy Bhatia Vice President, Investor Relations Capital Allocation Plan Zach Davis Senior Vice President and Chief Financial Officer Q & A Company Highlights Jack Fusco President and Chief Executive Officer

Company Highlights Jack Fusco, President and CEO

5 Years: From Developer to World Class LNG Operator

1,700+
CARGOES EXPORTED FROM CHENIERE PROJECTS

#2
SECOND LARGEST LIQUEFACTION PLATFORM GLOBALLY

~200%
INCREASE IN LNG SHARE PRICE

1,520
FULL-TIME EMPLOYEES

+5 mtpa
INCREASE IN RUN RATE PRODUCTION CAPACITY

36
COUNTRIES & REGIONS DELIVERED TO FROM CHENIERE

~$14 bn
CONS. ADJ. EBITDA GENERATED SINCE 2016

>6,500 TBtu
OF NATURAL GAS NOMINATED TO SPL/CCL

10%+
OF GLOBAL LIQUEFACTION CAPACITY

25%
TOP QUARTILE SAFETY PERFORMANCE



SPL Train 1 SC
SPL Train 2 SC
SPL Train 3 SC
100th Cargo
SPL Train 4 SC
CCL Train 3 FID
CCL Train 1 SC
SPL Train 5 SC
SPL Train 6 FID
CCL Train 2 SC
1,000th Cargo
COVID-19 Pandemic
CCL Train 3 SC

Note: Graph reflects cumulative LNG production from Sabine Pass & Corpus Christi. Consolidated Adjusted EBITDA is a non-GAAP measure. A definition of this non-GAAP measure and a reconciliation to Net income attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix.

5

"All of the Above" Capital Allocation Strategy

GUIDING PRINCIPLES

- Strengthen Balance Sheet
- Fund Financially Disciplined Growth
- Return Capital to Shareholders

Cheniere has **reached its cash flow inflection point**, enabling execution on balance sheet, capital return, and growth priorities

Position Cheniere Capital Complex for Future Success

- Plan for **~$1 billion of annual debt repayment until investment grade credit metrics**
- Target investment grade balance sheet by early-to-mid 2020s
- Long term sustainable balance sheet supports financial flexibility

Create Shareholder Value through Financially Disciplined Organic Growth

- **Plan to FID Corpus Christi Stage 3 in 2022**
- Further organic growth with commitment to disciplined investment parameters
- Develop environmental solutions opportunities along the LNG value chain

Sustainable Return of Shareholder Capital

- **Initiating quarterly dividend at $0.33/share** declared today
- Plan to grow dividend at mid-single digits, in line with S&P 500 average growth rate
- Share repurchases resumed in Q3. **Reset $1 billion share buyback program in Q4 for 3 years**

6 Capital Allocation Operational Excellence ESG and Climate Growth and Strategy CHENIERE

Achieving Excellence Across the Cheniere Platform

Confident in continued successful execution and ability to achieve financial results at the **high end of the 2021 guidance ranges**

Sabine Pass Train 6 substantial completion **expected in Q1 2022,** roughly one year ahead of schedule and within budget


Full Year 2021 Guidance
Consolidated Adj. EBITDA, $ in billions
+>$700MM
$4.2
$3.9
$4.4
$4.1
$4.6
$4.3
$4.9
$4.6
November 2020
February 2021
May 2021
August 2021

2021 outlook supported by improved global LNG pricing, strong execution of forward LNG sales, and increased expected production



Note: Consolidated Adjusted EBITDA is a non-GAAP measure. A definition of these non-GAAP measures and a reconciliation to Net income (loss) attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix.

7
Capital Allocation Operational Excellence ESG and Climate Growth and Strategy
CHENIERE

Cheniere's Leadership on Climate & Sustainability

Guided by our Climate & Sustainability Principles, we are a company that can **help meet the world's energy needs** while **integrating sustainability** into our business

Climate and Sustainability Principles established in 2018


Science
Supply Chain
Operational Excellence
Transparency

Quantification, Monitoring, Reporting, and Verification (QMRV)

PIONEER NATURAL RESOURCES · ASCENT RESOURCES · EQT · AETHON · Indigo

Collaboration with natural gas suppliers and academic institutions to quantify, monitor, report, and verify GHG emissions at natural gas production sites

Cargo Emissions Tags


CHENIERE

Cheniere plans to provide estimated greenhouse gas emissions data associated with each LNG cargo to customers in 2022

Collaboratory to Advance Methane Science Co-Founded in 2018

GASLOG · CH_4 COLLABORATORY TO ADVANCE METHANE SCIENCE · CHENIERE

First-of-its-kind shipping study to directly measure methane emissions from an LNG carrier completed in 2021

Corporate Responsibility Reports




BUILT FOR THE CHALLENGE

Annual Corporate Responsibility reports which highlight Cheniere's resiliency, responsible operations and ESG initiatives

GHG Life Cycle Analysis

TEXAS The University of Texas at Austin · CHENIERE · Duke UNIVERSITY · KEYLOGIC · Queen Mary University of London

First-of-its-kind peer-reviewed, LNG life cycle assessment published in the *American Chemical Society Sustainable Chemistry & Engineering Journal*

8

Capital Allocation | Operational Excellence | ESG and Climate | Growth and Strategy

CHENIERE

Corpus Christi Stage 3

Continued Commercial Momentum Across Platform

~45 mtpa platform ~90% contracted through mid-20s and ~85% longer term

Term LNG sales executed in 2021 with diverse customer base to increase cash flow visibility:

- ✓ Multiple European Utilities
- ✓ Asian Utility
- ✓ Latin American Utility
- ✓ Supermajor
- ✓ North American Producer
- ✓ LNG Marketer

Creditworthy Counterparties

~4.5 mtpa of available long-term contracts to support Stage 3

台灣中油股份有限公司 CPC Corporation, Taiwan

Apache

eog resources

TOURMALINE

Corpus Christi Stage 3 Progress

Competitive Advantages Drive Confidence in 2022 FID

Brownfield Economics

Corpus Christi Stage 3 to leverage significant in-place infrastructure

Tailored Solutions

Stage 3 expected to be underpinned by FOB, DES, and IPM contracts with customers from Europe, Asia, and North America

Bridging Volumes

Differentiated platform enables market-leading flexibility for customers to procure early volumes without a condition precedent necessary

ESG Leadership

ESG leadership and action emerging as strategic commercial differentiator, helping secure term LNG sales in 2021

Expect FID of Corpus Christi Stage 3 in 2022 once investment parameters are met

9

Capital Allocation | Operational Excellence | ESG and Climate | Growth and Strategy

CHENIERE

Potential Growth Opportunities at Corpus Christi and Sabine Pass


Stage 3
Trains 1-3
Additional Land
For Expansion

LNG Platform Growth Strategy

- Corpus Christi Stage 3 is shovel-ready and represents an incremental ~10+ mtpa of liquefaction capacity
- Additional potential expansions at Corpus Christi and Sabine Pass would be designed to leverage shared infrastructure to deliver cost competitive LNG capacity additions
- Significant land position in Corpus Christi and Sabine Pass provides potential development and investment opportunities for further liquefaction capacity expansion beyond Stage 3 at strategically advantaged locations with proximity to pipeline infrastructure and resources

Illustrative Future Growth Potential


~45 mtpa
10+ mtpa
1-2 mtpa
9-Train Platform
CCL Stage 3
Debottlenecking
Potential Future Corpus Christi Growth
Potential Future Sabine Pass Growth

Potential development of significant future brownfield capacity additions

10
Capital Allocation Operational Excellence ESG and Climate Growth and Strategy
CHENIERE

Capital Allocation Plan Zach Davis, Senior Vice President and CFO

Cheniere’s Capital Allocation Plan 12 Today we are announcing an “All of the Above” Capital Allocation Plan DEBT PAYDOWN Target ~$1 Billion Annually Until Investment Grade Metrics Started This Year Initiation of Inaugural Quarterly Dividend Declared Today DIVIDEND SHARE REPURCHASE Share Repurchase Program Reset to $1 Billion Restarted This Quarter A B C GROWTH Invest in Robust Organic Growth in Corpus Christi Stage 3 Target FID Next Year D

Cheniere Has Reached Its Cash Flow Inflection Point

Unprecedented Period of Investment Concludes

- To date, Cheniere has invested ~$30 billion of capital and <$500 million of spending remains
- Currently, 8 of 9 Trains operational with 9th Train expected Q1 2022
- ~18 years average life remaining on contracts across portfolio

Capital Allocation in Focus with ~$10 billion of Cumulative DCF through 2024

- Achieving Investment Grade credit metrics in line-of-sight by completing ~$1 billion of debt paydown per year
- Ability to begin meaningful shareholder return through share repurchases and dividend

Capital Expenditure Needs Have Been Greatly Reduced...


Capital Expenditures
2016
2017
2018
2019
2020
2021
2022
2023
2024

... Accelerating Distributable Cash Flow and Opportunity for Capital Returns


Distributable Cash Flow
2016
2017
2018
2019
2020
2021
2022
2023
2024

Cheniere Can Meet Public Commitment of Investment Grade Metrics...


Debt / EBITDA
2016
2017
2018
2019
2020
2021
2022
2023
2024

... And Also Commence Expected Steady Shareholder Returns


Dividends Paid
2016
2017
2018
2019
2020
2021
2022
2023
2024

Note: Graphs do not include the impacts of FID of Corpus Christi Stage 3. Values above include forecasted figures. "DCF" stands for Distributable Cash Flow. Assumes CMI sales at strip through 2023, $2.25 / MMBtu thereafter. Consolidated Adjusted EBITDA and Distributable Cash Flow are non-GAAP measures. A definition of these non-GAAP measures and a reconciliation to Net income attributable to common stockholders, the most comparable U.S. GAAP measure, is included in the appendix. Future dividends will be subject to Board of Directors approval.

13

CHENIERE

Capital Allocation Plan Efficiently Utilizes Projected DCF

Capital return strategy expected to deliver significant value to both equity and debt stakeholders by creating a sustainable balance sheet, providing financial flexibility for growth and increasing run-rate distributable cash flow per share

Capital Allocation Plan Through 2024 Targets Investment Grade ("IG") Metrics, Stage 3 FID and Meaningful Shareholder Returns



~$10 bn
A
~$4 bn
B
~$1 bn
C
~$1 bn
D
~$2 bn
~$2 bn
Unallocated excess cash over time may be allocated to accelerate debt paydown and share repurchase goals in near term
2021 - 2024 DCF(1)
Debt Paydown
Dividend
Share Repurchases
Stage 3(2)
Additional Cash Available

Capital Return Element Breakdown	Capital through 2024	Annual $ / Share
A ~$1 bn debt paydown per year until Cheniere reaches IG metrics	~$4 bn	~$4 / sh
B $1.32 / share, annualized dividend initiated with targeted mid-single digit growth	~$1 bn	~$1 / sh
C $1 bn share repurchase program to reset for another 3 years in Q4 – *Share repurchases commenced in Q3 under previous authorization*	~$1 bn	~$1 / sh
Total Base Capital Return	**~$6 bn**	**~$6 / sh**
D Stage 3 equity funding[2]	~$2 bn	~$2 / sh
Additional Cash Available (Additional Capital Returns, Growth, Debottlenecking, ESG)	~$2 bn	~$2 / sh
Total Cash Available	***~$10 bn***	***~$11 / sh***

Note: $ in bn unless otherwise noted. Distributable Cash Flow per Share ("DCF") is a non-GAAP measure. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. See Slide 27 for further detail on run-rate guidance. Future dividends will be subject to Board of Directors approval.

(1) "DCF" stands for Distributable Cash Flow. Assumes CMI sales at strip through 2023, $2.25 / MMBtu thereafter.

(2) Figure represents ~2.5 years of Stage 3 funding (illustratively assumed FID in 2H 2022 through 2024). Stage 3 expected to be complete 5 years after FID.

14

CHENIERE

Cheniere's Substantial Run-Rate Cash Generation

Fast approaching 9 trains in operation and projected run-rate distributable cash flow of ~$2.6 – ~$3.0 billion per year



Run-Rate Annual DCF Guidance of ~$2.6 - ~$3.0 bn
~$0.2 - ~$0.6 bn
~$0.8 bn
~$0.3 bn
~$0.3 bn
~$1.0 bn
Run-Rate DCF / Year
Capital Allocation Uses / Year

Annual Capital Allocation

- ***~$0.2 - ~$0.6 bn of additional capital annually:***
  - *Excess cash after liquidity, Stage 3, other growth or ESG initiatives needs*
  - *May accelerate debt paydown and share repurchase goals in near term*

D ***Expected Stage 3 equity contributions to average ~$0.8 bn annually***
- *Assumes Stage 3 FID in 2022*
- *Based on ~50/50 debt to equity funding*

C ***~$0.3 bn of annual share repurchases***
- *3-year program*
- *May be accelerated with excess capital allocation*

B ***~$0.3 bn of dividends paid to shareholders annually***
- *Expected to grow in mid-single digits annually*
- *May grow faster once balance sheet goals met*

A ***~$1.0 bn of debt paydown annually***
- *To be prioritized until investment grade metrics*
- *May be accelerated with excess capital allocation*

Sustainable shareholder returns expected to grow further once initial balance sheet goals are met by early-to-mid-2020s

Note: Distributable Cash Flow per Share ("DCF") is a non-GAAP measure. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. See Slide 27 for further detail on run-rate guidance. Dividends will be subject to Board of Directors approval.

15
CHENIERE

Capital Allocation Priorities

A	**Long-Term Sustainable Balance Sheet**	▪ *Prioritize targeting investment grade leverage metrics by early-to-mid-2020s (less than 5x consolidated debt-to-EBITDA)* ▪ *Maintain investment grade balance sheet to support financial flexibility for growth, commercial efforts, capital market access and steady shareholder return objectives*
B C	**Meaningful Shareholder Returns**	▪ *Provide steady and meaningful capital returns to our shareholders in addition to growth and stronger balance sheet* ▪ *Initiate quarterly dividend in Q3 with plan to grow at mid-single digit growth rate through mid-2020s, in line with S&P 500 average yield and growth rate* – *$0.33 Q3 dividend ($1.32 annualized) to be paid on November 17th, 2021* ▪ *Reset share repurchase program to $1 billion for an additional 3 year authorization* – *Share repurchases commenced in Q3 under previous authorization; reset to $1 billion in Q4* – *Structured to be opportunistic on share price dislocations and support run-rate DCF per share*
D	**Accretive Growth**	▪ *Corpus Christi Stage 3: ~10+ mtpa shovel-ready brownfield expansion project* ▪ *Committed to maintaining disciplined capital investment parameters consistent with CCL Train 3 and SPL Train 6* ▪ *Approach funding of growth such that it also supports balance sheet goals* ▪ *Continued focus on ESG initiatives supporting long-term sustainability of assets*

Projected ~$10 billion of cumulative DCF enables achievement of all capital allocation priorities to create long-term sustainable value

16

CHENIERE

Ⓐ Balance Sheet Strategy Built for Sustainability

As one of the largest U.S. natural gas transportation holders and end consumers, global LNG operators and LNG vessel charterers, it is imperative to Cheniere's long-term strategy to be an investment grade company

Cheniere's Path to Investment Grade Metrics

Consolidated EBITDA Growth



~$6.7 bn
(With Stage 3)
~$4.0 bn
$4.6 - $4.9 bn
~$5.5 bn
(9T Only)
2020A
2021E
Run-Rate

Large portion of EBITDA growth is hard-wired from train completion and associated contract start-up

Consolidated Debt Paydown



~$4.0 bn
(YTD(1))
$~3.5 bn
Debt Paydown

Target ~$1 billion of debt paydown per year until IG metrics met in early-to-mid 2020s

Investment Grade Metrics



~4.9x
(Prior to Stage 3)
~5.6x
~4.7x
(With Stage 3)
9-Train
(Status Quo)
Pro Forma Capital Allocation
(Debt Paydown)

Targeting consolidated leverage of <5x

Strategic Rationale

- ✓ Support CMI's competitive position and business model flexibility (FOB, DES, IPM)
- ✓ Growth most effectively underpinned by strong balance sheet that is sustainable through cycles
- ✓ Attract incremental investors with balance sheet more consistent with large infrastructure peers
- ✓ Greater depth, stability and pricing in IG debt capital markets for issuance needs

Note: Adjusted EBITDA is a non-GAAP measure. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. See Slide 27 for further detail on run-rate guidance.
(1) YTD through 6/30/21.

17
CHENIERE

B Inaugural LNG Dividend

INAUGURAL YIELD

- $0.33 Q3 dividend equates to yield of ~1.5%, above S&P 500 yield of ~1.3%
- Provides for stable shareholder cash return
- Sized with consideration of other capital allocation priorities
- Provides opportunity for yield-focused equity investors to participate in the Cheniere story at LNG

DIVIDEND GROWTH

- Expected annual dividend growth rate target of mid-single digits, in-line with S&P 500 dividend growth rate
- Cheniere plans to continue growing return to shareholders
- Growth rate can be revised upward in mid-2020s once initial capital allocation objectives are reached (ex: IG metrics)

FLEXIBILITY FOR FUTURE GROWTH

- Dividend size reflects not only other capital allocation needs, but provides flexibility for Cheniere to pursue future growth opportunities in a fiscally responsible manner through cycles
- Dividend meaningful, but modest in comparison to distributable cash flow

Dividend initiation represents steady shareholder returns consistent with our long-term contracted profile

18

CHENIERE

LNG Share Repurchase Plan

Reset share repurchase program back to $1 billion beginning in Q4

- Restarted share repurchases in Q3 under previous 2019 authorization, which since inception has repurchased ~7 million shares for over $400 million
- Cheniere has also reduced run-rate share count by ~40 million shares through opportunistic redemption of two convertible notes with the CEI Term Loan raised in 2020 (since repaid)

Provides flexible and tax efficient shareholder return

- Share repurchases can be accelerated with excess cash after growth initiatives have been accounted for

Actual share repurchase timing expected to vary each quarter

- Capital to be allocated to share repurchases each quarter with actual amount purchased based on projected return embedded in LNG share price
- Program provides ability to be opportunistic based on valuation dislocations or accelerated repurchases with excess cash

Run-Rate Share Count Reduction (in million shares)


~300
~(50)
~255
~(10)
~245
Original Run-Rate Share Count (2019)
CEI Term Loan + Buybacks
Status Quo Run-Rate Share Count
$1 bn Buyback Program
Run-Rate Share Count with Capital Allocation

Aim to repurchase shares beyond $1 billion over time and continue to increase run-rate DCF per share

19

CHENIERE

D Stage 3 Progressing to Anticipated FID in 2022

Commitment to accretive growth and reaching FIDs only when investment parameters are met

Cheniere's Disciplined Investment Parameters

✓ **Highly Contracted**
Targeting 85% to 95% of liquefaction capacity under long-term contracts with creditworthy customers that can pay back unlevered costs in ~10 years

✓ **Value Accretive**
Earn attractive unlevered returns at the project level under conservative LNG market margin scenarios that can out-earn CEI cost of equity / return in prevailing LNG stock price

✓ **Credit Accretive**
Target conservative funding at 50/50 debt to equity to create credit accretive growth that is supportive of IG metrics goal



Run-Rate 9-Trains
CCL Stage 3
Pro Forma including CCL Stage 3
Adjusted EBITDA Forecast
~$5.3 - ~$5.7 bn
~$1.1 bn - ~$1.2 bn
~$6.4 - ~$6.9 bn
DCF Forecast
~$2.6 - ~$3.0 bn
~$0.9 bn - ~$1.0 bn
~$3.5 - ~$4.0 bn

Expected Stage 3 Project Metrics	***~$600 - $700 / Ton[(1)]***	***~6x Capex / EBITDA[(1)]***

Note: Distributable Cash Flow per Share ("DCF") and Adjusted EBITDA are non-GAAP measures. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. See Slide 27 for further detail on run-rate guidance.
(1) Unlevered cost before financing costs and contingency.

20
CHENIERE

Summary Capital Allocation

	Status Quo[1]	Capital Return		Growth + Capital Return	
	9 Train Run-Rate	9 Train Run-Rate	*% Δ vs. Status Quo*	9 Trains + CCL Stage 3[2]	*% Δ vs. Status Quo*
Consolidated Debt	~$31 bn	~$27 bn	*~(10)%*	~$31 bn	–
Consolidated EBITDA	~$5.3 - ~$5.7 bn	~$5.3 - ~$5.7 bn	–	~$6.4 - ~$6.9 bn	*~20%*
Consolidated Leverage	~5.4x - ~5.8x	~4.8x - ~5.0x	*~(10)%*	~4.5x - ~4.9x	*~(20)%*
DCF / Share	~$10 - ~$12	~$11 - ~$13	*~15%*	~$15 - ~$17	*~45%*
Share Count	~255 mm	~245 mm	*~(5)%*	~245 mm	*~(5)%*

Run-Rate DCF / Share

($ / share)



~$10 - ~$12
~$2
~45%
~$4
~$15 - ~$17
Run-Rate Today
Capital Allocation
Stage 3
Pro Forma

Run-Rate Debt / EBITDA



~5.4x - ~5.8x
~0.7x
~(20)%
~0.2x
~4.5x - ~4.9x
Run-Rate Today
Capital Allocation
Stage 3
Pro Forma

"All of the Above" Capital Allocation Plan designed to reach ~$16 DCF / share on a run-rate basis

Note: Run rate EBITDA and Distributable Cash Flow per Share ("DCF") figures assume further contracting and CMI sales of $2.00 / MMBtu for the low end of the range and $2.50 / MMBtu for the high end of the range. DCF and Adjusted EBITDA are non-GAAP measures. We have not made any forecast of net income on a run-rate basis, which would be the most directly comparable measure under GAAP, and we are unable to reconcile differences between these run-rate forecasts and net income. See Slide 27 for further detail on run-rate guidance.

(1) Prior to capital allocation realized year-to-date through 2021.

(2) Assumes Stage 3 run-rate achieved ~5 years after FID.

21

CHENIERE

Cheniere Energy, Inc. Capital Allocation Update September 2021 NYSE American: LNG

Cheniere Energy, Inc. Appendix

Underpinned By Long-Term Creditworthy Contracts

Breadth and Depth of Counterparties

- **Over $6 billion of annual fixed-fee, take-or-pay style revenues**[1]
- All customers rated as investment grade by at least two of the three major agencies (S&P, Moody's, Fitch) or deemed investment grade by lenders[2]
- Average portfolio rating of **A- / A3 / A-** by S&P / Moody's / Fitch respectively[2]
- Average remaining life of contracts **~18 years**[2]

External Long-Term Customers[2]



NR 5%
AA- to AA+ Rated 27%
A- to A+ Rated 24%
BBB- to BBB+ Rated 44%

Long-Term Customers

Sabine Pass Liquefaction: Trains 1-6

Customer	Rating
Shell	(A+ / Aa2 / AA-)
Naturgy	(BBB / Baa2 / BBB)
KOGAS	(AA / Aa2 / AA-)
GAIL	(NR / Baa3 / BBB-)
TotalEnergies	(A / A1 / AA-)
centrica	(BBB / Baa2 / NR)
Vitol	(NR / NR / NR)
PETRONAS	(A / A2 / BBB+)
SPA To Be Determined	(Investment Grade)

Corpus Christi Liquefaction: Trains 1-3

Customer	Rating
Naturgy	(BBB / Baa2 / BBB)
PERTAMINA	(BBB / Baa2 / BBB)
endesa	(BBB+ / Baa1 / A-)
IBERDROLA	(BBB+ / Baa1 / BBB+)
woodside	(BBB+ / Baa1 / BBB+)
EDF	(BBB+ / A3 / A-)
edp	(BBB / Baa3 / BBB)
TRAFIGURA	(NR / NR / NR)
PetroChina	(A+ / A1 / A+)

Corpus Christi Liquefaction: Stage 3

Customer	Rating
Apache	(BB+ / Ba1 / BB+)
eog resources	(A- / A3 / NR)
TOURMALINE OIL CORP.	(NR / NR / NR / BBB (high)[3])

Cheniere Marketing (SPAs Assignable to Projects)

Customer	Rating
台灣中油股份有限公司 CPC Corporation, Taiwan	(AA- / Aa3 / AA)
PGNiG	(NR / Baa2 / BBB+)

Contracted portfolio is foundation of Cheniere's long-term sustainable cash flow profile

Note: Ratings denote S&P, Moody's, Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security.
(1) Includes long-term, mid-term, and short-term SPAs and IPM agreements.
(2) Includes long-term SPAs and IPM agreements.
(3) Represents credit rating from DBRS Morningstar.

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Balance Sheet Strategy Accelerates Ratings Progress

Focus on simple consolidated credit metrics for corporate entities CEI and CQP

- Target less than 5x consolidated debt-to-EBITDA by early-to-mid-2020s to achieve investment grade credit metrics

Pay down ~$4 billion of consolidated debt through 2024 to reach targeted <5x consolidated debt-to-EBITDA

- Target ~$1 billion per year to prioritize repayment of callable or maturing secured project debt at SPL and CCH to bolster project ratings and lessen subordination of the CEI-level and CQP-level credit profiles
- Excess cash flow can accelerate debt paydown program to over $1 billion per year

Migrate portion of project level debt to corporate levels to de-lever projects and reduce total secured debt

- CEI and CQP issuances to be callable in near-term in anticipation of consolidated investment grade ratings in coming years

Proactively manage maturity profile with long-term refinancings to increase financial flexibility and reduce capital markets risk

- Continue to incorporate long-term amortizing issuances through late 2030s in addition to long-term bullet bonds to better match contract and liability life and receive favorable ratings agency treatment

Ratings Evolution



Year
2015A
2016A
2017A
2018A
2019A
2020A
2021E (Current)
SPL
CQP
CCH
CEI
BB+ / Ba3 / NR
BBB- / Ba2 / NR
BBB- / Ba1 / BBB-
BBB- / Baa3 / BBB-
BBB- / Baa3/ BBB-
BB- / Ba3/ NR
BB / Ba2/ NR
BBB- / Ba1/ BBB-
BB / Ba2 / BB
BB / Ba2 / BB
B+ / NR / NR
BB- / NR / NR
BB / NR / NR
BB / Ba3 / NR

- ✓ With both projects rated IG, there is upward ratings momentum at both CQP and CEI
- ✓ S&P revised CEI, CQP and SPL outlook to positive and Fitch revised CQP outlook to positive from stable

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Cheniere Debt Summary

Cash Balance: ~$1.8 bn[1]

Cheniere Energy, Inc.
~$0.63 bn Convertible Notes due 2045 (4.250%)
$2.00 bn Senior Unsecured Notes due 2028 (4.625%)
$1.25 bn Senior Secured Revolving Credit Facility due 2022 (undrawn)

Cheniere Energy, Inc. (NYSE American: LNG)

CQP GP (& IDRs)

Cheniere Marketing

Cheniere Corpus Christi Holdings

Cheniere Corpus Christi Holdings, LLC
$1.25 bn Notes due 2024 (7.000%)
$1.50 bn Notes due 2025 (5.875%)
$1.50 bn Notes due 2027 (5.125%)
$1.50 bn Notes due 2029 (3.700%)
~$2.72 bn Notes due 2039[2]
$1.20 bn Working Capital Facility due 2023
~$1.78 bn Credit Facility due 2024

Cheniere Energy Partners, L.P.
$1.10 bn Notes due 2026 (5.625%)
$1.50 bn Notes due 2029 (4.500%)
$1.50 bn Notes due 2031 (4.000%)
$0.75 bn Senior Secured Revolving Credit Facility due 2024

Cheniere Energy Partners, L.P. (NYSE American: CQP)

Corpus Christi Liquefaction

Cheniere Corpus Christi Pipeline

Sabine Pass LNG

Cheniere Creole Trail Pipeline

Sabine Pass Liquefaction

Sabine Pass Liquefaction, LLC
$1.00 bn Notes due 2022 (6.250%)
$1.50 bn Notes due 2023 (5.625%)
$2.00 bn Notes due 2024 (5.750%)
$2.00 bn Notes due 2025 (5.625%)
$1.50 bn Notes due 2026 (5.875%)
$1.50 bn Notes due 2027 (5.000%)
$1.35 bn Notes due 2028 (4.200%)
$2.00 bn Notes due 2030 (4.500%)
$0.80 bn Notes due 2037 (5.000%)
$1.20 bn Working Capital Facility due 2025

Publicly Traded Equity
Operating Entity
Non-Operating Entity

Note: This organizational chart is provided for illustrative purposes only, is not and does not purport to be a complete organizational chart of Cheniere. Total commitments for Term Loan, Credit, and Working Capital facilities are shown above and are inclusive of undrawn balances.

(1) Unrestricted cash balance as of June 30, 2021. Includes unrestricted cash of $1.2 bn held by Cheniere Energy Partners, L.P.

(2) Includes 4 separate tranches of notes reflecting a range of interest rates from 2.742% to 4.800%. Amount and range of interest rates pro forma for $0.75 bn senior secured amortizing issuance that took place August 2021.

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Run-Rate Guidance

($ bn)	9 Trains *(Full Year)* *SPL T1-6* *CCL T1-3*	CCL Stage 3[1] *(Full Year)* *Stage 3*	9 Trains + CCL Stage 3 *(Full Year)* *SPL T1-6* *CCL T1-3* *Stage 3*
CEI Consolidated Adjusted EBITDA	**$5.3 - $5.7**	**$1.1 - $1.2**	**$6.4 - $6.9**
Less: Distributions to CQP Non-Controlling Interest	$(0.9) - $(1.0)	$0.0	$(0.9) - $(1.0)
Less: CQP / SPL Interest Expense / Maintenance Capex / Other	$(1.0)	$0.0	$(1.0)
Less: CEI / CCH Interest Expense / Maintenance Capex / Other	$(0.8)	$(0.2)	$(1.0)
CEI Distributable Cash Flow	**$2.6 - $3.0**	**$0.9 - $1.0**	**$3.5 - $4.0**

Note: Numbers may not foot due to rounding. Range driven by production range of 4.9 – 5.1 MTPA per train and marketing margin of $2.00 - $2.50 / MMBtu. Additional assumptions include 80/20 profit-sharing tariff with SPL/CCH projects, $3.00 / MMBtu Henry Hub, 5.00% interest rates for refinancings, and assignment of an additional SPA to SPL as committed by CEI prior to Train 6 substantial completion. Average tax rate as percentage of pre-tax cash flow expected to be 0-5% in the 2020s and 15-20% in the 2030s. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share and Distributable Cash Flow per Unit are non- GAAP measures. A definition of these non-GAAP measures is included in the appendix. We have not made any forecast of net income on a run rate basis, which would be the most directly comparable measure under GAAP, in part because net income includes the impact of derivative transactions, which cannot be determined at this time, and we are unable to reconcile differences between these run rate forecasts and net income.

(1) Assumes 50 / 50 debt / equity funding. Range drive by further contracting and CMI sales margin of $2.00 - $2.50 / MMBtu.

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Forecasting Points

General Assumptions

- Production range of 4.9 – 5.1 mtpa per train
- CMI sales assume range of $2.00 - $2.50 / MMBtu and include 80 / 20 profit-sharing tariff with SPL / CCL projects
- Long-term Henry Hub price of $3.00 / MMBtu
- Refinancing rate of 5.00% for maturing debt
- Assignment of one additional SPA to SPL as committed by CEI prior to Train 6 substantial completion

Dividend Assumptions

- $0.33 dividend ($1.32 annualized) to be paid in November 17th, 2021

Stage 3 Assumptions

- FID of 2H 2022
- Production capacity of >10 mtpa across 7 Trains
- Contracted capacity includes signed IPMs and one assignable SPA
- Further contracting and CMI sales assume range of $2.00 - $2.50 / MMBtu

Tax Assumptions

CEI Cash Tax Payments Begin	Early – Mid 2020s
CEI 2020 – 2030 Tax Rate Percentage of Pre-Tax Cash Flow	0 – 5%
CEI 2031 – 2040 Tax Rate Percentage of Pre-Tax Cash Flow	15 – 20%

- 2020 – 2030 CEI tax rate primarily due to "80% NOL limitation" on NOLs generated post-enactment of Tax Cuts and Jobs Act
- As of December 31, 2020, CEI's NOL carryforward is equal to ~$15 billion

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Sources: Cheniere Research, GIIGNL, Wood Mackenzie for historical figures. (1) Capacity additions include project debottlenecking. (2) Next period of rapid supply growth (mid/late 2020’s) likely deferred / moderated. Market Dynamics Point to a Tightening LNG Market 29 LNG capacity additions tapering off as markets continue to expand and legacy supply depletes Annual LNG Capacity Additions(1) Surplus market conditions in 2020 were compounded by COVID-19 pandemic Rapid market recovery, weather-driven demand and supply constraints have resulted in a swing to a tight market in 2021 Underlying market fundamentals point to structural market tightness in 2022+ and in the mid-term market Volume of LNG Project FIDs by Year ~100 mtpa of forecasted LNG supply project FIDs stalled by market conditions in 2020(2) Few FIDs expected this year beyond Qatar’s NFE expansion Current market conditions favor easier-to-progress expansion projects with bridging volumes, as buyers seek volume and project certainty 0 10 20 30 40 50 2017 2018 2019 2020 2021 2022 2023 2024 2017 to 2020 = 116 mt 2021-2024 = 48 mt mtpa Supply growth has been curtailed, with FIDs on >90 mt of projects delayed or cancelled in 2020 mtpa 27 23 29 30 22 4 3 21 71 3.3 32 0 10 20 30 40 50 60 70 80 90 100 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Up to 100 mtpa of FIDs were forecasted Total FIDs

Driven by growing economies and demand for secure, affordable and cleaner-burning fuels Source: Cheniere Research estimates (July 2021), Wood Mackenzie for historical figures. Area chart includes all recent FIDs through February 2021 (up to and including QG NFE). Market Fundamentals Support LNG Growth for Decades 30 Natural Gas Drivers Displacing Coal and Oil Meeting the desire of growing economies worldwide to displace less clean-burning fuels with secure, affordable natural gas Global LNG Supply Outlook 70 mtpa of incremental LNG supply needed by 2030 and 225 mtpa needed by 2040 - 100 200 300 400 500 600 700 2010 2015 2020 2025 2030 2035 2040 LNG Trade Forecast +225 mtpa N e w S u p p ly O p e ra tio n a l a n d U n d e r C o n stru ctio n Enabling Renewables A functional role in meeting energy demand and stabilizing energy systems • Balancing renewables • Meeting seasonal demand Climate Scenario Analysis Incremental LNG supply required to meet growing LNG demand under multiple long-term climate scenarios analyzed • Natural gas expected to play major role in energy transition • Resiliency and sustainability of natural gas demand for decades

Reconciliation to Non-GAAP Measures

Regulation G Reconciliations

This presentation contains non-GAAP financial measures. Consolidated Adjusted EBITDA, Distributable Cash Flow, Distributable Cash Flow per Share, and Distributable Cash Flow per Unit are non-GAAP financial measures that we use to facilitate comparisons of operating performance across periods. These non-GAAP measures should be viewed as a supplement to and not a substitute for our U.S. GAAP measures of performance and the financial results calculated in accordance with U.S. GAAP and reconciliations from these results should be carefully evaluated.

Consolidated Adjusted EBITDA is commonly used as a supplemental financial measure by our management and external users of our consolidated financial statements to assess the financial performance of our assets without regard to financing methods, capital structures, or historical cost basis. Consolidated Adjusted EBITDA is not intended to represent cash flows from operations or net income as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

We believe Consolidated Adjusted EBITDA provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operating performance in a manner that is consistent with management's evaluation of financial and operating performance.

Consolidated Adjusted EBITDA is calculated by taking net income attributable to common stockholders before net income attributable to non-controlling interest, interest expense, net of capitalized interest, changes in the fair value and settlement of our interest rate derivatives, taxes, depreciation and amortization, and adjusting for the effects of certain non-cash items, other non-operating income or expense items, and other items not otherwise predictive or indicative of ongoing operating performance, including the effects of modification or extinguishment of debt, impairment expense and loss on disposal of assets, changes in the fair value of our commodity and FX derivatives prior to contractual delivery or termination, non-cash compensation expense, and non-recurring costs related to our response to the COVID-19 outbreak which are incremental to and separable from normal operations. The change in fair value of commodity and FX derivatives is considered in determining Consolidated Adjusted EBITDA given that the timing of recognizing gains and losses on these derivative contracts differs from the recognition of the related item economically hedged. We believe the exclusion of these items enables investors and other users of our financial information to assess our sequential and year-over-year performance and operating trends on a more comparable basis and is consistent with management's own evaluation of performance.

Distributable Cash Flow is defined as cash received, or expected to be received, from Cheniere's ownership and interests in CQP and Cheniere Corpus Christi Holdings, LLC, cash received (used) by Cheniere's integrated marketing function (other than cash for capital expenditures) less interest, taxes and maintenance capital expenditures associated with Cheniere and not the underlying entities. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business's ability to generate cash earnings to supplement the comparable GAAP measure.

Distributable Cash Flow per Share and Distributable Cash Flow per Unit are calculated by dividing Distributable Cash Flow by the weighted average number of common shares or units outstanding.

We believe Distributable Cash Flow is a useful performance measure for management, investors and other users of our financial information to evaluate our performance and to measure and estimate the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and expending sustaining capital, that could be used for discretionary purposes such as common stock dividends, stock repurchases, retirement of debt, or expansion capital expenditures. Management uses this measure and believes it provides users of our financial statements a useful measure reflective of our business's ability to generate cash earnings to supplement the comparable GAAP measure.

Distributable Cash Flow is not intended to represent cash flows from operations or net income (loss) as defined by U.S. GAAP and is not necessarily comparable to similarly titled measures reported by other companies.

Non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP and should be evaluated only on a supplementary basis.

Note:

We have not made any forecast of net income for fiscal years 2022-2024 or on a run rate basis, which would be the most directly comparable financial measure under GAAP, in part because net income includes the impact of derivative transactions, which cannot be determined at this time, and we are unable to reconcile differences between run rate Consolidated Adjusted EBITDA and Distributable Cash Flow and income.

Consolidated Adjusted EBITDA

The following table reconciles our Consolidated Adjusted EBITDA to U.S. GAAP results for the six months ended June 30, 2021 and full years 2016 - 2020 (in millions):

	Year Ended December 31,					Six Months Ended June 30,
	2016	2017	2018	2019	2020	2021
Net income (loss) attributable to common stockholders	$ (610)	$ (393)	$ 471	$ 648	$ (85)	$ 64
Income (loss) attributable to non-controlling interest	(55)	956	729	584	586	376
Income tax provision (benefit)	2	3	27	(517)	43	(4)
Interest expense, net of capitalized interest	488	747	875	1,432	1,525	724
Loss on modification or extinguishment of debt	135	100	27	55	217	59
Interest rate derivative loss (gain), net	10	(7)	(57)	134	233	1
Other expense (income), net	-	(18)	(48)	25	112	(10)
Income from operations	$ (30)	$ 1,388	$ 2,024	$ 2,361	$ 2,631	$ 1,210
Adjustments to reconcile income from operations to Consolidated Adjusted EBITDA						
Depreciation and amortization expense	174	356	449	794	932	494
Loss (gain) from changes in fair value of commodity and FX derivatives, net	(37)	33	77	(355)	215	711
Total non-cash compensation expense	35	28	76	123	108	61
Impairment expense and loss (gain) on disposal of assets	13	19	8	23	6	(1)
Legal settlement expense	-	-	7	-	-	-
Incremental costs associated with COVID-19 response	-	-	-	-	69	-
Consolidated Adjusted EBITDA	$ 155	$ 1,824	$ 2,641	$ 2,946	$ 3,961	$ 2,475

Consolidated Adjusted EBITDA and Distributable Cash Flow

The following table reconciles our actual Consolidated Adjusted EBITDA and Distributable Cash Flow to Net

	Full Year 2021
Net income attributable to common stockholders	$ 0.8 - $ 1.2
Net income attributable to non-controlling interest	0.7 - 0.8
Income tax provision	0.1 - 0.3
Interest expense, net of capitalized interest	1.5
Depreciation and amortization expense	1.0
Other expense, financing costs, and certain non-cash operating expenses	0.5 - 0.1
Consolidated Adjusted EBITDA	$ 4.6 - $ 4.9
Distributions to Cheniere Partners non-controlling interest	(0.6) - (0.7)
SPL and Cheniere Partners cash retained and interest expense	(1.5) - (1.4)
Cheniere interest expense, income tax and other	(0.7)
Cheniere Distributable Cash Flow	$ 1.8 - $ 2.1

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© 2021 Cheniere Energy, Inc. All Rights Reserved Investor Relations Contacts Randy Bhatia Vice President, Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Frances Smith Manager, Investor Relations – (713) 375-5753, frances.smith@cheniere.com Zak Broderick Senior Analyst, Investor Relations – (713) 375-5308, zak.broderick@cheniere.com